Revenue and contract balances	6 Months Ended
Jun. 30, 2018
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Revenue and contract balances
4.	Revenue and contract balances

Substantially all of the Group’s revenue is from contracts with customers. A breakdown of revenue by operating sector and geographical area is provided in note 8.

Contract assets and contract liabilities were as follows:

	Six months ended 30 June 2018	Six months ended 30 June 2017[1]	Year ended 31 December 2017[1]
	£m	£m	£m
Contract assets
Accrued income falling due within one year	3,672.4	3,379.4	3,205.8
Accrued income falling due after more than one year	21.8	21.9	20.5
	3,694.2	3,401.3	3,226.3
Contract liabilities
Deferred income	1,284.5	1,188.3	1,212.1

Note

[1]	Prior year figures have been restated for the impact of the adoption of IFRS 15: Revenue from Contracts with Customers, as described in note 2.

Accrued income is recognised when a performance obligation has been satisfied but has not yet been billed. Contract assets are transferred to receivables when the right to consideration is unconditional and billed per the terms of the contractual agreement. Impairment losses on contract assets were immaterial for the periods presented.

In certain cases, payments are received from customers prior to satisfaction of performance obligations and recognised as deferred income on the Group’s balance sheet. These balances are typically related to prepayments for third party expenses that are incurred shortly after billing.

The Group has applied the practical expedient permitted by IFRS 15 to not disclose the transaction price allocated to performance obligations unsatisfied (or partially unsatisfied) as of the end of the reporting period as contracts typically have an original expected duration of a year or less.